                                                              Exhibit 10

                     NAVISTAR FINANCIAL CORPORATION
                            AND SUBSIDIARIES

                           MATERIAL CONTRACTS

The following documents of Navistar Financial Corporation are incorporated herein by reference:

10.1    Master  Inter-company  Agreement  dated  as of April  26,  1993, between the  Corporation  and  International.  Filed on Form 8-K
        dated April 30, 1993.  Commission File No.  001-04146.

10.2    Inter-company  Purchase  Agreement  dated as of April 26,  1993, between  the  Corporation  and  Truck  Retail  Instalment  Paper
        Corp.  Filed on Form 8-K dated April 30, 1993.  Commission  File
        No.  001-04146.

10.3    Pooling and Servicing  Agreement dated as of June 8, 1995, among the  Corporation,  as Servicer,  Navistar  Financial  Securities
        Corporation,  as Seller, The Chase Manhattan Bank, as 1990 Trust
        Trustee,  and The Bank of New  York,  as Master  Trust  Trustee.
        Filed  as  Exhibit   4.1  to   Navistar   Financial   Securities
        Corporation's  Form 8-K  dated  December  12,  2003.  Commission
        File No. 033-87374.

10.4    Series 1995-1 Supplement to the Pooling and Servicing  Agreement
        dated as of June 8, 1995,  among the  Corporation,  as Servicer,
        Navistar Financial  Securities  Corporation,  as Seller, and The
        Bank of New  York,  as  Master  Trust  Trustee  on behalf of the
        Series  1995-1  Certificate  holders.  Filed as  Exhibit  4.1 to
        Navistar  Financial  Securities  Corporation's  Form  8-K  dated
        December 4, 2003.  Commission File No. 033-87374.

10.5    Series 1998-1 Supplement to the Pooling and Servicing  Agreement
        dated as of July 17, 1998, among the  Corporation,  as Servicer,
        Navistar Financial  Securities  Corporation,  as Seller, and the
        Bank of New  York,  as  Master  Trust  Trustee  on behalf of the
        Series  1998-1  Certificateholders.  Filed  as  Exhibit  4.1  to
        Navistar  Financial  Securities  Corporation's  Form  8-K  dated
        December 4, 2003.  Commission File No. 033-87374.

10.6    Certificate  Purchase  Agreement  dated as of January 28,  2000, between Navistar Financial  Securities  Corporation,  as seller, the Corporation,  as Servicer,  Receivable Capital  Corporation,
        as  the   Conduit   Purchaser,   Bank   of   America,   National
        Association,  as  administrative  Agent for the Purchasers,  and
        Bank  of   America,   National   Association,   as  a  Committed
        Purchaser.  Filed as Exhibit 1.1 on Form 8-K dated  February 24,
        2000.  Commission File No. 033-87374.

10.7    Fourth  Amendment to the Pooling and Servicing  Agreement  dated as  of  June  2,  2000,  among  the  Corporation,  as  Servicer,
        Navistar Financial Securities Corporation,  as Seller, The Chase
        Manhattan  Bank,  as 1990  Trust  Trustee,  and The  Bank of New
        York,  as  Master  Trust  Trustee.   Filed  as  Exhibit  4.7  to
        Navistar  Financial  Securities  Corporation's  Form S-3/A dated
        June 12, 2000.  Commission File No. 333-32960.

10.8    Fifth Amendment to the Pooling and Servicing  Agreement dated as of July 13, 2000, among the Corporation,  as Servicer,  Navistar
        Financial   Securities   Corporation,   as  Seller,   The  Chase
        Manhattan  Bank,  as 1990  Trust  Trustee,  and The  Bank of New
        York,  as  Master  Trust  Trustee.   Filed  as  Exhibit  4.2  to
        Navistar  Financial  Dealer Note Master  Trust's  Form 8-K dated
        July 14, 2000.  Commission File No. 033-36767-03.

10.9    Series 2000-1 Supplement to the Pooling and Servicing  Agreement
        dated   as  of  July  13,   2000,   among   Navistar   Financial
        Corporation,   as  Servicer,   Navistar   Financial   Securities
        Corporation,  as  Seller,  and the Bank of New  York,  as Master
        Trust    Trustee    on    behalf    of   the    Series    2000-1
        Certificateholders.  Filed as Exhibit 4.1 to Navistar  Financial
        Securities   Corporation's   Form  8-K  dated  July  14,   2000.
        Commission File No. 033-87374.

10.10   Servicing  Agreement  dated as of October 16, 2000,  between the
        Corporation,  as  Servicer,  and Navistar  Leasing  Corporation,
        Harco  Leasing  Company,  Inc.,  Truck Retail  Instalment  Paper
        Corp.,  The Bank of New York as Collateral  Agent,  and Bank One
        National  Association,  as Portfolio  Trustee.  Filed as Exhibit
        10.01 to the  Corporation's  Form 10-Q  dated  March  15,  2001.
        Commission File No. 001-04146.

10.11   Receivables  Purchase  Agreement  dated as of October 16,  2000,
        between   Truck   Retail   Instalment   Paper   Corp.   and  the
        Corporation.  Filed as Exhibit 10.02 to the  Corporation's  Form
        10-Q dated March 15, 2001.  Commission File No. 001-04146.

10.12   Indenture  Agreement dated as of October 16, 2000, between Truck
        Retail  Instalment  Paper Corp., as Issuer,  and The Bank of New
        York,  as  Indenture  Trustee.  Filed  as  Exhibit  10.03 to the
        Corporation's  Form 10-Q dated March 15, 2001.  Commission  File
        No. 001-04146.

10.13   Series  2000-1  Supplement  dated as of October 16, 2000, to the
        Indenture  also dated  October 16,  2000  between  Truck  Retail
        Instalment Paper Corp., as Issuer,  and The Bank of New York, as
        Indenture  Trustee.  Filed as Exhibit 10.04 to the Corporation's
        Form 10-Q dated March 15, 2001.  Commission File No. 001-04146.

10.14   Credit  Agreement  dated as of  December  8, 2000,  between  the
        Corporation,  Arrendadora  Financiera  Navistar,  S.A.  de C.V.,
        Servicios  Financieros  Navistar,  S.A.  de C.V.,  and  Navistar
        Comercial,  S.A. de C.V., as Borrowers,  and the Chase Manhattan
        Bank,  as  Administrative  Agent,  Bank  of  America,  N.A.,  as
        Syndication   Agent,   and  the   Bank  of   Nova   Scotia,   as
        Documentation  Agent,  with  respect to  $820,000,000  Revolving
        Credit  and  Competitive  Advance  Facility.  Filed  as  Exhibit
        10.05 to the  Corporation's  Form 10-Q  dated  March  15,  2001.
        Commission File No. 001-04146.

10.15   Security,  Pledge and Trust  Agreement dated as of June 8, 2001, between the Corporation  and Bankers Trust Company,  as Trustee,
        pursuant  to  the  terms  of  the  Credit  Agreement.  Filed  as
        Exhibit 4.1 to the  Corporation's  Form 10-K dated  December 18,
        2003.  Commission File No. 001-04146.

10.16   Purchase  Agreement  dated as of April  27,  2001,  between  the
        Corporation   and   Navistar    Financial   Retail   Receivables
        Corporation,  as Purchaser,  with respect to Navistar  Financial
        2001-A  Owner  Trust,  as  Issuer.  Filed  as  Exhibit  99.1  to
        Navistar  Financial Retail  Receivables  Corporation's  Form 8-K
        dated May 3, 2001.  Commission File No. 033-50291.

10.17   Pooling  and  Servicing  Agreement  dated as of April 27,  2001, among the  Corporation,  as  Servicer,  and  Navistar  Financial
        Retail   Receivables   Corporation,   as  Seller,  and  Navistar
        Financial  2001-A Owner Trust,  as Issuer.  Filed as Exhibit 4.1
        to Navistar Financial Retail Receivables  Corporation's Form 8-K
        dated May 3, 2001.  Commission File No. 033-50291.

10.18   Trust  Agreement  dated as of April 27, 2001,  between  Navistar
        Financial Retail Receivables  Corporation,  as Seller, and Chase
        Manhattan  Bank USA,  National  Association,  as Owner  Trustee,
        with respect to Navistar  Financial  2001-A  Owner Trust.  Filed
        as  Exhibit  4.3  to  Navistar   Financial  Retail   Receivables
        Corporation's  Form 8-K dated May 3, 2001.  Commission  File No.
        033-50291.

10.19   Indenture  dated  as  of  April  27,  2001,   between   Navistar
        Financial  2001-A  Owner  Trust  and The  Bank of New  York,  as
        Indenture  Trustee,  with respect to Navistar  Financial  2001-A
        Owner Trust.  Filed as Exhibit 4.2 to Navistar  Financial Retail
        Receivables   Corporation's   Form  8-K  dated   May  3,   2001.
        Commission File No. 033-50291.

10.20   Supplement  No.  1,  dated as of July  24,  2001,  to  Indenture agreement dated October 16, 2000, among Truck Retail  Instalment
        Paper Corp.  and The Bank of New York, to amend the Indenture to
        (i)  revise  the  definition  of  "Series  2000-1  Loss  Reserve
        Specified  Balance",  and (ii)  revise the  Amortization  Events filed  on Form  8-K  dated  August  6,  2001.  Filed on Form 8-K dated August 6, 2001.  Commission File No. 001-04146.

10.21   Purchase  Agreement  dated as of November  1, 2001,  between the
        Corporation   and   Navistar    Financial   Retail   Receivables
        Corporation,  as Purchaser,  with respect to Navistar  Financial
        2001-B  Owner  Trust,  as  Issuer.  Filed  as  Exhibit  99.1  to
        Navistar  Financial Retail  Receivables  Corporation's  Form 8-K
        dated November 6, 2001.  Commission File No. 033-50291.

10.22   Pooling and  Servicing  Agreement  dated as of November 1, 2001, among the  Corporation,  as  Servicer,  and  Navistar  Financial
        Retail   Receivables   Corporation,   as  Seller,  and  Navistar
        Financial  2001-B Owner Trust,  as Issuer.  Filed as Exhibit 4.1
        to Navistar Financial Retail Receivables  Corporation's Form 8-K
        dated November 6, 2001.  Commission File No. 033-50291.

10.23   Trust Agreement dated as of November 1, 2001,  between  Navistar
        Financial Retail Receivables  Corporation,  as Seller, and Chase
        Manhattan  Bank USA,  National  Association,  as Owner  Trustee,
        with respect to Navistar  Financial  2001-B  Owner Trust.  Filed
        as  Exhibit  4.3  to  Navistar   Financial  Retail   Receivables
        Corporation's  Form 8-K dated November 6, 2001.  Commission File
        No. 033-50291.

10.24   Indenture  dated  as  of  November  1,  2001,  between  Navistar
        Financial  2001-B  Owner  Trust  and The  Bank of New  York,  as
        Indenture  Trustee,  with respect to Navistar  Financial  2001-B
        Owner Trust.  Filed as Exhibit 4.2 to Navistar  Financial Retail
        Receivables  Corporation's  Form 8-K  dated  November  6,  2001.
        Commission File No. 033-50291.

10.25   Purchase  Agreement  dated as of April  30,  2002,  between  the
        Corporation   and   Navistar    Financial   Retail   Receivables
        Corporation,  as Purchaser,  with respect to Navistar  Financial
        2002-A  Owner  Trust,  as  Issuer.  Filed  as  Exhibit  99.1  to
        Navistar  Financial Retail  Receivables  Corporation's  Form 8-K
        dated May 3, 2002.  Commission File No. 033-50291.

10.26   Pooling  and  Servicing  Agreement  dated as of April 30,  2002, among the  Corporation,  as  Servicer,  and  Navistar  Financial
        Retail   Receivables   Corporation,   as  Seller,  and  Navistar
        Financial  2002-A Owner Trust,  as Issuer.  Filed as Exhibit 4.1
        to Navistar Financial Retail Receivables  Corporation's Form 8-K
        dated May 3, 2002.  Commission File No. 033-50291.

10.27   Trust  Agreement  dated as of April 30, 2002,  between  Navistar
        Financial Retail Receivables  Corporation,  as Seller, and Chase
        Manhattan  Bank USA,  National  Association,  as Owner  Trustee,
        with respect to Navistar  Financial  2002-A  Owner Trust.  Filed
        as  Exhibit  4.3  to  Navistar   Financial  Retail   Receivables
        Corporation's  Form 8-K dated May 3, 2002.  Commission  File No.
        033-50291.

10.28   Indenture  dated  as  of  April  30,  2002,   between   Navistar
        Financial  2002-A  Owner  Trust  and The  Bank of New  York,  as
        Indenture  Trustee,  with respect to Navistar  Financial  2002-A
        Owner Trust.  Filed as Exhibit 4.2 to Navistar  Financial Retail
        Receivables   Corporation's   Form  8-K  dated   May  3,   2002.
        Commission File No. 033-50291.

10.29   Supplement  No.  2,  dated as of July  31,  2002,  to  Indenture agreement dated October 16, 2000, among Truck Retail  Instalment
        Paper Corp.  and The Bank of New York, to amend the Indenture to
        (i)  revise  the  definition  of  "Series  2000-1  Loss  Reserve
        Specified  Balance," and (ii) revise the  definition of "Reserve
        Account  Trigger  Event."  Filed on Form 8-K dated  November 27,
        2002.  Commission File No. 001-04146.

10.30   Purchase  Agreement  dated as of November 19, 2002,  between the
        Corporation   and   Navistar    Financial   Retail   Receivables
        Corporation,  as Purchaser,  with respect to Navistar  Financial
        2002-B  Owner  Trust,  as  Issuer.  Filed  as  Exhibit  99.1  to
        Navistar  Financial Retail  Receivables  Corporation's  Form 8-K
        dated November 25, 2002.  Commission File No. 033-50291.

10.31   Pooling  Agreement  dated as of  November  19,  2002,  among the
        Corporation,   as  Servicer,   and  Navistar   Financial  Retail
        Receivables  Corporation,  as  Seller,  and  Navistar  Financial
        2002-B  Owner  Trust,  as  Issuer.   Filed  as  Exhibit  4.1  to
        Navistar  Financial Retail  Receivables  Corporation's  Form 8-K
        dated November 25, 2002.  Commission File No. 033-50291.

10.32   Servicing  Agreement  dated as of November 19,  2002,  among the
        Corporation,   as  Servicer,   and  Navistar   Financial  Retail
        Receivables  Corporation,  as  Seller,  and  Navistar  Financial
        2002-B  Owner  Trust,  as  Issuer.  Filed  as  Exhibit  99.3  to
        Navistar  Financial Retail  Receivables  Corporation's  Form 8-K
        dated November 25, 2002.  Commission File No. 033-50291.

10.33   Trust Agreement dated as of November 19, 2002,  between Navistar
        Financial Retail Receivables  Corporation,  as Seller, and Chase
        Manhattan  Bank USA,  National  Association,  as Owner  Trustee,
        with respect to Navistar  Financial  2002-B  Owner Trust.  Filed
        as  Exhibit  4.3  to  Navistar   Financial  Retail   Receivables
        Corporation's  Form 8-K  dated  November  25,  2002.  Commission
        File No. 033-50291.

10.34   Indenture  dated  as of  November  19,  2002,  between  Navistar
        Financial  2002-B  Owner  Trust  and The  Bank of New  York,  as
        Indenture  Trustee,  with respect to Navistar  Financial  2002-B
        Owner Trust.  Filed as Exhibit 4.2 to Navistar  Financial Retail
        Receivables  Corporation's  Form 8-K dated  November  25,  2002.
        Commission File No. 033-50291.

10.35   Purchase  Agreement  dated  as of  June  5,  2003,  between  the
        Corporation   and   Navistar    Financial   Retail   Receivables
        Corporation,  as Purchaser,  with respect to Navistar  Financial
        2003-A  Owner  Trust,  as  Issuer.  Filed  as  Exhibit  99.1  to
        Navistar  Financial Retail  Receivables  Corporation's  Form 8-K
        dated June 11, 2003.  Commission File No. 033-50291.

10.36   Pooling   Agreement  dated  as  of  June  5,  2003,   among  the
        Corporation,   as  Servicer,   and  Navistar   Financial  Retail
        Receivables  Corporation,  as  Seller,  and  Navistar  Financial
        2003-A  Owner  Trust,  as  Issuer.   Filed  as  Exhibit  4.1  to
        Navistar  Financial Retail  Receivables  Corporation's  Form 8-K
        dated June 11, 2003.  Commission File No. 033-50291.

10.37   Servicing  Agreement  dated  as  of  June  5,  2003,  among  the
        Corporation,   as  Servicer,   and  Navistar   Financial  Retail
        Receivables  Corporation,  as  Seller,  and  Navistar  Financial
        2003-A  Owner  Trust,  as  Issuer.  Filed  as  Exhibit  99.3  to
        Navistar  Financial Retail  Receivables  Corporation's  Form 8-K
        dated June 11, 2003.  Commission File No. 033-50291.

10.38   Trust  Agreement  dated  as of June 5,  2003,  between  Navistar
        Financial Retail Receivables  Corporation,  as Seller, and Chase
        Manhattan  Bank USA,  National  Association,  as Owner  Trustee,
        with respect to Navistar  Financial  2003-A  Owner Trust.  Filed
        as  Exhibit  4.3  to  Navistar   Financial  Retail   Receivables
        Corporation's  Form 8-K dated  June 11,  2003.  Commission  File
        No. 033-50291.

10.39   Indenture dated as of June 5, 2003,  between Navistar  Financial
        2003-A  Owner  Trust  and The  Bank of New  York,  as  Indenture
        Trustee,   with  respect  to  Navistar  Financial  2003-A  Owner
        Trust.  Filed  as  Exhibit  4.2  to  Navistar  Financial  Retail
        Receivables   Corporation's   Form  8-K  dated  June  11,  2003.
        Commission File No. 033-50291.

10.40   Series   2003-1   Supplement   to  the  Pooling  and   Servicing
        Agreement, dated as of July 13, 2003, among the Corporation,  as
        Servicer,  Navistar Financial Securities Corporation, as Seller,
        and the Bank of New York,  as Master Trust  Trustee on behalf of the Series  2003-1  Certificateholders.  Filed as Exhibit 4.1 to
        Navistar Financial Securities  Corporation's Form 8-K dated July
        11, 2003.  Commission File No. 033-87374.

10.41   Purchase  Agreement  dated as of October 31,  2003,  between the
        Corporation   and   Navistar    Financial   Retail   Receivables
        Corporation,  as Purchaser,  with respect to Navistar  Financial
        2003-B  Owner  Trust,  as  Issuer.  Filed  as  Exhibit  99.1  to
        Navistar  Financial Retail  Receivables  Corporation's  Form 8-K
        dated November 5, 2003.  Commission File No. 033-50291.

10.42   Pooling  Agreement  dated as of  October  31,  2003,  among  the
        Corporation,   as  Servicer,   and  Navistar   Financial  Retail
        Receivables  Corporation,  as  Seller,  and  Navistar  Financial
        2003-B  Owner  Trust,  as  Issuer.   Filed  as  Exhibit  4.1  to
        Navistar  Financial Retail  Receivables  Corporation's  Form 8-K
        dated November 5, 2003.  Commission File No. 033-50291.

10.43   Servicing  Agreement  dated as of October  31,  2003,  among the
        Corporation,   as  Servicer,   and  Navistar   Financial  Retail
        Receivables  Corporation,  as  Seller,  and  Navistar  Financial
        2003-B  Owner  Trust,  as  Issuer.  Filed  as  Exhibit  99.3  to
        Navistar  Financial Retail  Receivables  Corporation's  Form 8-K
        dated November 5, 2003.  Commission File No. 033-50291.

10.44   Trust Agreement dated as of October 31, 2003,  between  Navistar
        Financial Retail Receivables  Corporation,  as Seller, and Chase
        Manhattan  Bank USA,  National  Association,  as Owner  Trustee,
        with respect to Navistar  Financial  2003-B  Owner Trust.  Filed
        as  Exhibit  4.3  to  Navistar   Financial  Retail   Receivables
        Corporation's  Form 8-K dated November 5, 2003.  Commission File
        No. 033-50291.

10.45   Indenture  dated  as  of  October  31,  2003,  between  Navistar
        Financial  2003-B  Owner  Trust  and The  Bank of New  York,  as
        Indenture  Trustee,  with respect to Navistar  Financial  2003-B
        Owner Trust.  Filed as Exhibit 4.2 to Navistar  Financial Retail
        Receivables  Corporation's  Form 8-K  dated  November  5,  2003.
        Commission File No. 033-50291.

10.46   Sixth Amendment to the Pooling and Servicing  Agreement dated as of  October  31,  2003,  among  the  Corporation,  as  Servicer,
        Navistar Financial Securities Corporation,  as Seller, The Chase
        Manhattan  Bank,  as 1990  Trust  Trustee,  and The  Bank of New
        York,  as  Master  Trust  Trustee.   Filed  as  Exhibit  4.7  to
        Navistar  Financial  Dealer Note Master Owner Trust's Form S-3/A
        dated December 23, 2003.  Commission File No. 333-104639-01.

10.47   Fourth Amendment to the Master Inter-company  Agreement dated as of April 26, 1993,  between the Corporation  and  International.
        Filed as Exhibit 3.1 to the Corporation's  Form 10-Q dated March
        8, 2004.  Commission File No.  001-04146.

10.48   First Amendment to the Credit  Agreement dated as of December 8,
        2000, between the Corporation,  Arrendadora Financiera Navistar,
        S.A. de C.V., Servicios Financieros Navistar,  S.A. de C.V., and
        Navistar  Comercial,  S.A. de C.V., as Borrowers,  and the Chase
        Manhattan Bank, as Administrative Agent, Bank of America,  N.A.,
        as  Syndication   Agent,  and  the  Bank  of  Nova  Scotia,   as
        Documentation  Agent,  with  respect to  $820,000,000  Revolving
        Credit and Competitive  Advance  Facility.  Filed as Exhibit 3.2
        to the Corporation's  Form 10-Q dated March 8, 2004.  Commission
        File No. 001-04146.

10.49   Purchase  Agreement  dated  as of  April 1,  2004,  between  the
        Corporation   and   Navistar    Financial   Retail   Receivables
        Corporation,  as Purchaser,  with respect to Navistar  Financial
        2004-A  Owner  Trust,  as  Issuer.  Filed  as  Exhibit  99.1  to
        Navistar  Financial Retail  Receivables  Corporation Owner Trust
        2004-A's  Form 8-K  dated  April 5,  2004.  Commission  File No.
        333-67112-01.

10.50   Pooling   Agreement  dated  as  of  April  1,  2004,  among  the
        Corporation,   as  Servicer,   and  Navistar   Financial  Retail
        Receivables  Corporation,  as  Seller,  and  Navistar  Financial
        2004-A  Owner  Trust,  as  Issuer.   Filed  as  Exhibit  4.1  to
        Navistar  Financial Retail  Receivables  Corporation Owner Trust
        2004-A's  Form 8-K  dated  April 5,  2004.  Commission  File No.
        333-67112-01.

10.51   Servicing  Agreement  dated  as of  April  1,  2004,  among  the
        Corporation,   as  Servicer,   and  Navistar   Financial  Retail
        Receivables  Corporation,  as  Seller,  and  Navistar  Financial
        2004-A  Owner  Trust,  as  Issuer.  Filed  as  Exhibit  99.3  to
        Navistar  Financial Retail  Receivables  Corporation Owner Trust
        2004-A's  Form 8-K  dated  April 5,  2004.  Commission  File No.
        333-67112-01.

10.52   Trust  Agreement  dated as of April 1,  2004,  between  Navistar
        Financial Retail Receivables  Corporation,  as Seller, and Chase
        Manhattan  Bank USA,  National  Association,  as Owner  Trustee,
        with respect to Navistar  Financial  2004-A  Owner Trust.  Filed
        as  Exhibit  4.3  to  Navistar   Financial  Retail   Receivables
        Corporation  Owner Trust  2004-A's Form 8-K dated April 5, 2004.
        Commission File No. 333-67112-01.

10.53   Indenture dated as of April 1, 2004,  between Navistar Financial
        2004-A  Owner  Trust  and The  Bank of New  York,  as  Indenture
        Trustee,   with  respect  to  Navistar  Financial  2004-A  Owner
        Trust.  Filed  as  Exhibit  4.2  to  Navistar  Financial  Retail
        Receivables  Corporation  Owner  Trust  2004-A's  Form 8-K dated
        April 5, 2004.  Commission File No. 333-67112-01.

10.54   First Amendment to the Certificate  Purchase  Agreement dated as of January  28,  2000,  between  Navistar  Financial  Securities
        Corporation,   as  seller,   the   Corporation,   as   Servicer,
        Receivable Capital Corporation,  as the Conduit Purchaser,  Bank
        of America,  National  Association,  as administrative Agent for the Purchasers, and Bank of America, National Association,  as a
        Committed  Purchaser.  Filed as  Exhibit  99 on Form 10-Q  dated
        June 9, 2004.  Commission File No. 001-04146.

10.55   Indenture,   dated  as  of  June  10,  2004,   between  Navistar
        Financial  Dealer Note Master  Owner Trust,  as Issuer,  and The
        Bank of New York,  as  Indenture  Trustee.  Filed as Exhibit 4.2
        to Navistar  Financial Dealer Note Master Owner Trust's Form 8-K
        dated June 14, 2004.  Commission File No. 333-104639-01.

10.56   Master Owner Trust Agreement dated as of June 10, 2004,  between
        Navistar  Financial  Dealer Note Master Owner Trust,  as Issuer,
        and  The  Bank of New  York,  as  Indenture  Trustee.  Filed  as
        Exhibit  4.11 to Navistar  Financial  Dealer  Note Master  Owner
        Trust's  Form 8-K  dated  June  14,  2004.  Commission  File No.
        333-104639-01.

10.57   Series 2004-1  Indenture  Supplement  dated as of June 10, 2004, between  Navistar  Financial  Dealer Note Master Owner Trust, as
        Issuer,  and The Bank of New York, as Indenture  Trustee.  Filed
        as Exhibit 4.3 to Navistar  Financial  Dealer Note Master  Owner
        Trust's  Form 8-K  dated  June  14,  2004.  Commission  File No.
        333-104639-01.

10.58   Series   2004-1   Supplement   to  the  Pooling  and   Servicing
        Agreement, dated as of June 10, 2004, among the Corporation,  as
        Servicer,  Navistar Financial Securities Corporation, as Seller,
        and the Bank of New York,  as Master Trust  Trustee on behalf of the Series  2004-1  Certificateholders.  Filed as Exhibit 4.1 to
        Navistar  Financial  Dealer Note Master  Owner  Trust's Form 8-K
        dated June 14, 2004.  Commission File No. 333-104639-01.

10.59   Seventh  Amendment to the Pooling and Servicing  Agreement dated as of  June  10,  2004,  among  the  Corporation,  as  Servicer,
        Navistar Financial Securities Corporation,  as Seller, The Chase
        Manhattan  Bank,  as 1990  Trust  Trustee,  and The  Bank of New
        York,  as  Master  Trust  Trustee.   Filed  as  Exhibit  4.6  to
        Navistar  Financial  Dealer Note Master  Owner  Trust's Form 8-K
        dated June 14, 2004.  Commission File No. 333-104639-01.

10.60   First Amendment to the Master  Inter-company  Agreement dated as
        of   September   30,   1996,   between   the   Corporation   and
        International.  Filed  as  Exhibit  10.60  to the  Corporation's
        Form  10-Q  dated  September  10,  2004.   Commission  File  No.
        001-04146.

10.61   Second Amendment to the Master Inter-company  Agreement dated as of August 16, 2000,  between the Corporation and  International.
        Filed as  Exhibit  10.61 to the  Corporation's  Form 10-Q  dated
        September 10, 2004.  Commission File No. 001-04146.

10.62   Third Amendment to the Master  Inter-company  Agreement dated as of  March  2002,  between  the  Corporation  and  International.
        Filed as  Exhibit  10.62 to the  Corporation's  Form 10-Q  dated
        September 10, 2004.  Commission File No. 001-04146.

10.63   Indenture,  dated as of November 21, 2000,  between Truck Engine
        Receivables  Master Trust and The Bank of New York, as Indenture
        Trustee.  Filed as Exhibit 10.63 to the Corporation's  Form 10-Q
        dated September 10, 2004.  Commission File No. 001-04146.

10.64   Trust  Agreement  dated as of November  21, 2000, between  Truck
        Engine  Receivables  Financing  Co.,  as  Transferor,  and Chase
        Manhattan  Bank USA,  National  Association,  as Owner  Trustee.
        Filed as  Exhibit  10.64 to the  Corporation's  Form 10-Q  dated
        September 10, 2004.  Commission File No. 001-04146.

10.65   Trust Sale and  Servicing  Agreement  dated as of  November  21,
        2000,   among  the  Corporation,   as  Servicer,   Truck  Engine
        Receivables   Financing   Co.,  as  Seller,   and  Truck  Engine
        Receivables  Master Trust,  as Trust.  Filed as Exhibit 10.65 to
        the   Corporation's   Form  10-Q  dated   September   10,  2004.
        Commission File No. 001-04146.

10.66   Series 2000-1 Purchase  Agreement dated as of November 15, 2000, among Truck Engine  Receivables  Financing  Co., as Seller,  the
        Corporation,   as  Servicer,  and  The  Bank  of  New  York,  as
        Indenture  Trustee.  Filed as Exhibit 10.66 to the Corporation's
        Form  10-Q  dated  September  10,  2004.   Commission  File  No.
        001-04146.

10.67   Series  2000-1  Indenture  Supplement  dated as of November  21,
        2000, among Truck Engine  Receivables  Financing Co., as Issuer, and  The  Bank of New  York,  as  Indenture  Trustee.  Filed  as
        Exhibit  10.67 to the  Corporation's  Form 10-Q dated  September
        10, 2004.  Commission File No. 001-04146.

10.68   Receivables  Sale Agreement  dated as of July 30, 2004,  between
        Navistar   Financial   Retail   Receivables   Corporation,    as
        Purchaser,  the Corporation,  as Seller.  Filed as Exhibit 10.68
        to  the  Corporation's  Form  10-Q  dated  September  10,  2004.
        Commission File No. 001-04146.

10.69   Receivables  Purchase  Agreement  dated  as of  July  30,  2004, between Navistar  Financial Retail Receivables  Corporation,  as
        Seller, the Corporation,  as Servicer, and Royal Bank of Canada,
        as  Agent.  Filed as  Exhibit  10.69 to the  Corporation's  Form
        10-Q dated September 10, 2004.  Commission File No. 001-04146.